UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2005

ARIBA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26299	77-0439730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

807 11th Avenue, Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 390-1000

Same

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 15, 2005, Ariba, Inc. (“Ariba”) paid the following amounts, representing bonus payments for Ariba’s fourth quarter of fiscal year 2005 ended September 30, 2005, to the following executive officers. In each case, the payments were inclusive of amounts payable to such executive officers for the fourth quarter pursuant to the Ariba Bonus Plan – North America previously included as Exhibit 10.12 to Ariba’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2004, filed on February 9, 2005.

Robert Calderoni	$122,938
Kevin Costello	$90,000
James Frankola	$90,000
Kent Parker	$85,000
H. Tayloe Stansbury	$85,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIBA, INC.

	By:	/s/ JAMES W. FRANKOLA
DATE: November 18, 2005		James W. Frankola Executive Vice President and Chief Financial Officer